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                                                                       Exhibit 1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 26, 1998, included in this Annual Report on Form 11-K of the International Paper Company Unfunded Savings Plan, into the Company's previously filed Form S-8 Registration No. 33-11117.



                                                ARTHUR ANDERSEN LLP

Memphis, Tennessee,
 June 26, 1998